Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,222,936.82
Previously Paid Amount	5,239.53
Total Fee Amount	5,239.53
Total Offset Amount	0.00
Net Fee	$ 0.00